UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported) November 27, 2007
                                                     -------------------

                             AMCORE FINANCIAL, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                     NEVADA
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                 (State or Other Jurisdiction of Incorporation)

         0-13393                                      36-3183870
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(Commission File Number)                  (IRS Employer Identification No.)


 501 Seventh Street, Rockford, Illinois                    61104
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(Address of Principal Executive Offices)                 (Zip Code)

                                 (815) 968-2241
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              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

AMCORE Financial, Inc. (Company) has appointed Judith Carre Sutfin, 46, as Executive Vice President and Chief Financial Officer of the Company. Ms. Sutfin will assume responsibilities as CFO effective December 17, 2007 and succeeds Donald H. Wilson, who assumed new responsibilities as President and Chief Operating Officer in August 2007.

Ms. Sutfin has 23 years of banking industry experience most recently as Executive Vice President and Head of Business Decision Support at LaSalle Bank Corporation, Chicago, Illinois, which was recently acquired by Bank of America.

Ms. Sutfin will, subject to applicable prior regulatory approval, enter into an employment agreement with the Company. The Company will file a Current Report on Form 8-K reporting under Item 1.01 "Entry into a Material Agreement" at the time such agreement becomes effective.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date: November 27, 2007               AMCORE Financial, Inc.

                                      (Registrant)


                                      /s/ Kenneth E. Edge
                                      ------------------------------------------
                                      Kenneth E. Edge
                                      Chairman and Chief Executive Officer
                                      (Duly authorized officer of the registrant
                                      and principal executive officer)